UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

22160 North Pepper Road, Lake Barrington, IL	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code____(847) 382-1000_____________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 7.01 - Regulation FD Disclosure

On January 9, 2012, Stephen M. Merrick, Executive Vice President and Chief Financial Officer and Timothy Patterson, Vice President Finance and Administration, made a presentation on the general business outlook of the company at the Sidoti & Company Semi-Annual NY Micro-Cap Conference in New York.

A copy of the presentation slides used during the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item No. 9.01 – Financial Statements and Exhibits

(d)	Exhibits:

99.1	Presentation slides used during presentation on January 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: January 11, 2012	By:	/s/ Howard W. Schwan
Howard W. Schwan, President

EXHIBIT INDEX

Paper (P) or
Exhibit No	Description	Electronic (E)

99.1	Presentation slides used during presentation on January 9, 2012.	E